AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21, 1995.

                                                        REGISTRATION NO. 2-68290

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ------------

                                   FORM N-1A

                      POST-EFFECTIVE AMENDMENT NO. 17

                                       to

                             REGISTRATION STATEMENT

                                     Under

                           THE SECURITIES ACT OF 1933

                                      and

                             AMENDMENT NO. 19

                                       to

                             REGISTRATION STATEMENT

                                     Under

                       THE INVESTMENT COMPANY ACT OF 1940

                                 ------------

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (502) 588-8400

                             Ivan M. Diamond, Esq.

                      Greenebaum Doll & McDonald PLLC
                            3300 National City Tower
                           Louisville, Kentucky 40202
                    (Name and Address of Agent for Service)

                                 ------------

            It is proposed that this filing will become effective (check appropriate box)
              [_] immediately upon filing pursuant to paragraph (b)

              [X] on January 1, 1996 pursuant to paragraph (b)
              [_] 60 days after filing pursuant to paragraph (a)
              [_] on (date) pursuant to paragraph (a) of rule 485

                                 ------------

  REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2. THE RULE 24F-2 NOTICE FOR REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OCTOBER 10, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                                              LOCATION
 -------------                                              --------

                                     PART A

 Item   1.  Cover Page........................   Cover Page
 Item   2.  Synopsis..........................   Summary of Expenses
 Item   3.  Financial Highlights..............   Financial Highlights
 Item   4.  General Description of Registrant.   Investment Objectives and
                                                  Policies; Daily Income
                                                  Dividends; Organization and
                                                  Capitalization
 Item   5.  Management of the Fund............   Management of the Fund
 Item   6.  Capital Stock and Other              Daily Income Dividends; Taxes;
             Securities.......................    Organization and
                                                  Capitalization
 Item   7.  Purchase of Securities Being         How to Purchase Shares; Net
             Offered..........................    Asset Value; Management of the
                                                  Fund
 Item   8.  Redemption or Repurchase..........   How to Redeem Shares
 Item   9.  Pending Legal Proceedings.........   Not Applicable

                                     PART B

 Item  10   Cover Page........................   Cover Page
 Item  11.  Table of Contents.................   Table of Contents
 Item  12.  General Information and History...   Not Applicable
 Item  13.  Investment Objectives and            Investment Objectives and
             Policies.........................    Policies
 Item  14.  Management of the Fund............   Management
 Item  15.  Control Persons and Principal        Management
             Holders of Securities............
 Item  16.  Investment Advisory and Other        Investment Advisory and Other
             Services.........................    Services
 Item  17.  Brokerage Allocation and Other       Portfolio Transactions
             Practices........................
 Item  18.  Capital Stock and Other              Not Applicable
             Securities.......................
 Item  19.  Purchase, Redemption and Pricing     Individual Retirement Accounts;
             of Securities Being Offered......    Net Asset Value
 Item  20.  Tax Status........................   Not Applicable
 Item  21.  Underwriters......................   Investment Advisory and Other
                                                  Services
 Item  22.  Calculations of Performance Data..   Yield Information
 Item  23.  Financial Statements..............   Financial Statements

                                     PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                     PROSPECTUS DATED JANUARY 1, 1996

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 588-8400

  Hilliard-Lyons Government Fund, Inc. (the "Fund") is an open-end, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both. Substantially all of the Fund's assets are invested in securities maturing in six months or less, with an average weighted maturity of less than 90 days. The Fund does not invest more than 10% of its total assets in repurchase agreements having a maturity of more than 7 business days. Only by action of the Board of Directors and on 30 days written notice to shareholders may the Fund change these investment policies.
--------------------------------------------------------------------------------

                                  SUITABILITY

  The Fund is designed as a convenient and economical investment vehicle for the cash reserves or temporary cash balances of both individual and institutional investors. The Fund seeks to maintain a net asset value of $1.00 per share.

  THESE SECURITIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

      PURCHASES AND COMMISSIONS                         DIVIDENDS


The Fund is no-load, and the full
amount paid by the purchaser is           Dividends from the Fund's net income
invested in shares of the Fund. A         are declared every business day and
purchase is effected after receipt        paid on or shortly after the 15th
of Federal funds. The minimum             day of each month in cash or
initial purchase of shares is $1,000      reinvested in additional shares of
and subsequent investments must be        the Fund.
at least $100.
--------------------------------------------------------------------------------

                             ABOUT THIS PROSPECTUS

  This Prospectus sets forth concisely the information about the Fund which you should know before investing. Please read it and retain it for further reference. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information (the "Statement") about the Fund dated January 1, 1996. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference in its entirety. You may obtain a free copy of the Statement by writing to J. J. B. Hilliard, W. L. Lyons, Inc. ("Hilliard-Lyons"), Hilliard Lyons Center, Louisville, Kentucky 40202 or by calling (502) 588-8400.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND  EXCHANGE  COMMISSION  NOR  HAS  THE COMMISSION  PASSED  UPON  THE
    ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY  REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
      SUMMARY OF EXPENSES..................................................   3
      FINANCIAL HIGHLIGHTS.................................................   4
      WHO SHOULD INVEST....................................................   4
      INVESTMENT OBJECTIVES AND POLICIES...................................   5
      HOW TO PURCHASE SHARES...............................................   6
       Initial Investment--Minimum $1,000..................................   6
       Subsequent Investments--Minimum $100................................   7
       General Purchase Information........................................   7
      HOW TO REDEEM SHARES.................................................   8
       Redemption by Telephone.............................................   8
       Redemption by Mail..................................................   9
       Redemption by Check.................................................   9
       Redemption by Systematic Withdrawal Plan............................  10
       General.............................................................  10
      NET ASSET VALUE......................................................  11
      DAILY INCOME DIVIDENDS...............................................  11
      TAXES................................................................  12
       Other Taxes.........................................................  12
      MANAGEMENT OF THE FUND...............................................  12
       Directors...........................................................  12
       Investment Adviser and Distributor..................................  12
       Transfer and Dividend Agent.........................................  13
       Expenses............................................................  13
      ORGANIZATION AND CAPITALIZATION......................................  13
      REPORTS..............................................................  13
      ADDITIONAL INFORMATION...............................................  14

                              SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

  None


ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Advisory fees........................................................... .47%
   Other expenses.......................................................... .25%
                                                                            ----
   Total Fund operating expenses........................................... .72%
                                                                            ====

EXAMPLE                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                        ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment,
 assuming (1) 5% annual return and (2)
 redemption at the end of
 each time period.............................   $7     $23     $40     $89

  The purpose of the above Summary of Expenses is to assist the investor in understanding the various costs and expenses borne by the Fund and therefore, indirectly by investors. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The example assumes reinvestment of all dividends and distributions.

  The Fund's yield for the last seven days of its most recent fiscal year (August 25-31, 1995) was 5.06%.

  From time to time, the Fund may advertise its yield. Yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the net investment income generated by an investment in the Fund over a specified period. If such period is less than one year, income is annualized. That is, the amount of income generated by the investment during the specified period is assumed to be generated over a one-year period and is shown as a percentage of the investment. Additional information concerning the Fund's performance appears in the Fund's Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information.

                                        YEAR ENDED AUGUST 31,
                          -----------------------------------------------------
                            1995       1994       1993       1992       1991
                          ---------  ---------  ---------  ---------  ---------
Net asset value,
 Beginning of Year......   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ---------  ---------  ---------  ---------  ---------
Net investment income...        .05        .03        .03        .04        .06
                          ---------  ---------  ---------  ---------  ---------
 Total From Investment
  Operations............        .05        .03        .03        .04        .06
Less Distributions:
 Dividend Distributions.  (     .05) (     .03) (     .03) (     .04) (     .06)
                          ---------  ---------  ---------  ---------  ---------
 Total Distributions....  (     .05) (     .03) (     .03) (     .04) (     .06)
                          ---------  ---------  ---------  ---------  ---------
Net asset value, End of
 Year...................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          =========  =========  =========  =========  =========
Number of shares
 outstanding (000's
 omitted)...............    335,776    210,652    221,050    234,600    232,660
Total Investment Return.      5.04%      2.85%      2.54%      3.87%      6.19%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, End of Year
  (000's omitted).......   $335,776   $210,652   $221,050   $234,600   $232,660
 Operating expenses to
  average net assets....       .72%       .75%       .71%       .68%       .70%
 Net investment income
  to average net assets.      4.97%      2.80%      2.51%      3.80%      6.01%
                                        YEAR ENDED AUGUST 31,
                          -----------------------------------------------------
                            1990       1989       1988       1987       1986
                          ---------  ---------  ---------  ---------  ---------
Net asset value,
 Beginning of Year......   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ---------  ---------  ---------  ---------  ---------
Net investment income...        .08*       .08*       .06*       .05*       .06*
                          ---------  ---------  ---------  ---------  ---------
 Total From Investment
  Operations............        .08        .08        .06        .05        .06
Less Distributions:
 Dividend Distributions.  (     .08) (     .08) (     .06) (     .05) (     .06)
                          ---------  ---------  ---------  ---------  ---------
 Total Distributions....  (     .08) (     .08) (     .06) (     .05) (     .06)
                          ---------  ---------  ---------  ---------  ---------
Net asset value, End of
 Year...................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          =========  =========  =========  =========  =========
Number of shares
 outstanding (000's
 omitted)...............    226,389    111,506     76,974     91,810     95,019
Total Investment Return.      8.04%      8.39%      6.02%      5.28%      6.45%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, End of Year
  (000's omitted).......   $226,389   $111,506   $ 76,974   $ 91,810   $ 95,019
 Operating expenses to
  average net assets....       .60%       .79%       .92%       .88%       .88%
 Net investment income
  to average net assets.      7.71%*     8.12%*     5.85%*     5.19%*     6.28%*

--------
*Includes net realized gain (loss) on investments.

                               WHO SHOULD INVEST

  The Fund is designed to suit the needs of investors who wish to keep cash balances invested in a portfolio of short-term securities which may be more professionally managed, diversified, higher yielding, more stable and more liquid than investors might be able to obtain on an individual basis. The Fund may also relieve the investor of many of the administrative problems associated with direct investment in short-term securities, such as scheduling maturities and reinvestments, safekeeping of securities and making numerous buy and sell decisions.

                       INVESTMENT OBJECTIVES AND POLICIES

  The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. The Fund can change these objectives only with prior shareholder approval. There is no guarantee that the Fund's objectives will be attained.

  By resolution of its Board of Directors, the Fund has adopted a policy of investing its assets exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which, except for securities covered by repurchase agreements, will mature in six months or less) or in repurchase agreements collateralized by such securities or in a combination of both. Securities subject to repurchase agreements may bear maturities in excess of six months, but the term of the repurchase agreement is normally not more than a few days. The Fund will not enter into a repurchase agreement having a duration of more than seven business days if, as a result, more than 10% of the value of the Fund's total assets would be so invested.

  The types of U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury obligations, which differ primarily in their interest rates and lengths of maturities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities. Some of the government agencies and instrumentalities which issue or guarantee securities in which the Fund may invest include the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Student Loan Marketing Association, The Tennessee Valley Authority and the International Bank for Reconstruction and Development.

  Obligations of certain of these agencies and instrumentalities, such as the Government National Mortgage Association and the Export-lmport Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. The Fund normally holds its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

  The Fund may purchase the above-described debt securities outright or invest in securities by means of repurchase agreements with any member bank of the Federal Reserve System and dealers with which the Federal Reserve conducts open market transactions. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or a few days, although it may extend over a number of months not to exceed six months from its delivery. The resale price is in excess of the purchase price, reflecting an agreed upon rate of interest, which is effective for the period of time the Fund holds the purchased security and is not related to the coupon rate on the purchased security. Repurchase agreements may be considered loans to the sellers collateralized by the underlying securities.

  Under a repurchase agreement, the Fund's risk is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the opinion of management, however, such risk is not material because in the event of default the securities underlying the repurchase agreement serve as collateral for the seller's repurchase obligation and the market value of such underlying securities will at all times equal or exceed the face amount of the seller's obligation, including the accrued interest earned thereon.

  At all times during its most recent fiscal year ended August 31, 1995, the Fund's net assets were invested exclusively in securities issued by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities, or a combination of both. The Fund currently intends to invest more than 95% of its net assets in such securities and repurchase agreements.

  The yield differential between the securities the Fund invests in and other high quality, short-term investments such as certificates of deposit, bankers' acceptances and high-grade commercial paper is normally quite small. Should this differential widen to in excess of 1 3/4%, management may recommend to the Fund's Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities. The Board of Directors may at its discretion, but only after 30 days written notice to shareholders, authorize this change in investment policy, provided such investments are not prohibited by the Fund's investment restrictions or by applicable law. The Fund has no present plans to change its policy with regard to the types or maturities of the securities in which it invests, and this prospectus will be supplemented to give further information should the Fund's Board of Directors authorize such a change.

  The Fund endeavors to exercise due care in the selection of its portfolio securities, and the risks associated with the securities the Fund purchases are nominal. Nevertheless, an investment in the Fund is not completely risk-free. The Fund's portfolio can depreciate in value if short-term interest rates increase. There is also a risk that demand for redemptions may require that some of the Fund's portfolio be liquidated prior to maturity at a price less than original cost, face amount or maturity value. If these events occur, they could cause a reduction in the net asset value of the Fund's shares and a loss to the Fund's shareholders. For an explanation of the effect that a decline in the value of the Fund's portfolio could have upon the Fund's dividends and its net asset value per share see "Daily Income Dividends".

  In pursuing its objectives, the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity, and the relatively short maturity of the obligations purchased by the Fund, may result in high portfolio turnover, but such turnover should not increase the Fund's expenses since there are normally no brokerage commissions paid in connection with the purchase or sale of the types of securities in which the Fund invests.

  The Fund is managed so that the average maturity of all its investments does not exceed 90 days. The average maturity of the Fund's investments at any specific point in time is determined by Hilliard-Lyons based on an assessment of existing and prospective money market conditions. The weighted average maturity of the portfolio on August 31, 1995 was 51 days.

                             HOW TO PURCHASE SHARES

  The Fund's shares are offered at present only to residents of the states of Florida, Georgia, Illinois, Indiana, Kentucky, Michigan, Mississippi, New Jersey, New York, North Carolina, Ohio, Tennessee, Virginia, and West Virginia. Orders for the Fund's shares may be placed as follows:

INITIAL INVESTMENT--MINIMUM $1,000

  To open an account, complete and mail to J. J. B. Hilliard, W. L. Lyons, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202, an application together with a check made payable to Hilliard-Lyons Government Fund, Inc. An account with the Fund can also be opened in person at any office of Hilliard-

Lyons. To shorten the time before the purchase becomes effective, payment may be made with immediately available funds on account at Hilliard-Lyons, including the proceeds of a trade that has completely settled on a prior day which therefore are immediately available to Hilliard-Lyons. A purchaser who does not have immediately available funds in an account at Hilliard-Lyons and who desires to make an immediate purchase of shares of the Fund may, after a completed application has been furnished to Hilliard-Lyons, instruct his bank to wire Federal funds to "Hilliard-Lyons Government Fund, Inc., c/o Custodian Services Department, State Street Bank and Trust Company, Boston, Massachusetts," together with the name in which the account is registered and the account number. (Federal funds are a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day.) Funds wired in this manner may be subject to a service charge by the purchaser's bank. The time when a purchase becomes effective is explained in "General Purchase Information".

  For assistance in opening an account, contact an investment broker of Hilliard-Lyons. For convenience in effecting purchases and redemptions of Fund shares, an account will automatically be opened at Hilliard-Lyons for each investor opening an account with the Fund.

  To enable its shareholders to take advantage of the tax laws governing retirement plans, the Fund has established an Individual Retirement Account Plan ("IRA Plan"). For the purpose of investing in the IRA Plan, the initial minimum investment in Fund shares is $1,000; minimum subsequent investments are $100. For more information about the IRA Plan, see the Fund's Statement of Additional Information or contact an investment broker of Hilliard-Lyons.

SUBSEQUENT INVESTMENTS--MINIMUM $100

  Subsequent investments may be made by sending to the Fund's Custodian, State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, a check payable to Hilliard-Lyons Government Fund, Inc., accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Fund, the account number, and the name or names in which the account is registered. A shareholder also may deliver a check payable to the Fund to any office of Hilliard-Lyons and thereby add to his account, or may instruct Hilliard-Lyons in writing, by telephone or in person to purchase Fund shares with immediately available funds on account at Hilliard-Lyons. Shareholders who have brokerage accounts with Hilliard-Lyons may participate in a "sweep" program whereby Hilliard-Lyons automatically invests their account dividends and interest income in Fund shares on a weekly basis, thus avoiding loss of interest from idle cash. To participate in the "sweep" program, shareholders should contact an investment broker of Hilliard-Lyons.

  Subsequent investments may also be made by a shareholder wiring Federal funds to "Hilliard-Lyons Government Fund, Inc., c/o Custodian Services Department, State Street Bank and Trust Company, Boston, Massachusetts" together with the name in which the account is registered and the account number.

GENERAL PURCHASE INFORMATION

  The Fund is offering its shares without sales charge at a public offering price equal to the net asset value next determined after a purchase order becomes effective. See "Net Asset Value". If Federal funds are available to the Custodian or Hilliard-Lyons before 12:00 noon Boston time on any business day, the purchase order will be effective on that day. If Federal funds are available to the Custodian or Hilliard-Lyons after 12:00 noon on any business day, the purchase order will be effective on the next business day. (For purposes of this prospectus, the term "business day" means every day except Saturdays, Sundays and certain legal holidays.)

  Checks delivered to Hilliard-Lyons or the Custodian for investment in shares of the Fund normally do not become converted into Federal funds available to Hilliard-Lyons or the Custodian until approximately two business days after the check is deposited. If Hilliard-Lyons is instructed to purchase shares with immediately available funds on account at Hilliard-Lyons, Federal funds will be available to Hilliard-Lyons at the time it receives the instruction. A wire transfer of Federal funds will be available to the Custodian at the time the Custodian receives the wire transfer. Each order accepted will be fully invested in whole and fractional shares.

  Each investment is confirmed by a monthly statement which provides the details of any transactions that took place that month. The information furnished includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.

  The shares which a shareholder purchases are held in an open account, thereby relieving the shareholder of the responsibility of providing for the safekeeping of a negotiable share certificate. Shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  If an order to purchase shares must be cancelled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is cancelled, and such purchaser may be prohibited from or restricted in the manner of placing further orders.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons.

                              HOW TO REDEEM SHARES

  Shareholders may redeem shares of the Fund at their net asset value as described below. See "Net Asset Value". A shareholder may elect to use either the telephone or mail redemption procedures or, if checks have been issued in respect of the shareholder's account, redemption by check. If a shareholder desires to utilize check redemption procedures this should be indicated on the shareholder's Fund application.

  Redemption by check or by telephone is not available for shares purchased by personal or corporate checks which have been on the books of the Fund for less than 15 days.

REDEMPTION BY TELEPHONE

  A shareholder may withdraw any amount in excess of $100 from his account by calling Hilliard-Lyons at 502-588-8400. If the redemption request is received at any office of Hilliard-Lyons before 12:00 noon Boston time on any business day, the redemption order will be forwarded to the Custodian and the redemption will be effective as of 12:00 noon Boston time on that day. If the redemption request is received at any office of Hilliard-Lyons after 12:00 noon Boston time, the redemption will be effective on the following business day. Depending upon what was specified in the shareholder's application, the proceeds of a telephone redemption will be wired either to the shareholder's account at Hilliard-Lyons or to the shareholder's bank account. Shareholder's desiring to utilize the redemption by telephone procedure should so indicate on their Fund application. Further documentation may be required from corporations, fiduciaries and institutional investors. If a shareholder should desire the Fund to wire the proceeds of any telephone redemption request directly to the shareholder's bank and he has not so indicated on his Fund application, the shareholder will be required to furnish to the Fund, in advance of or concurrently with the request, a new Fund application identifying the bank and indicating the shareholder's account number. The signature(s) on any such instructions must be guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. Notaries Public are not acceptable guarantors. There will be a $5.00 charge for each wiring of proceeds of redeemed shares if wired otherwise than to a shareholder's account at Hilliard-Lyons. This charge will be deducted from the proceeds to be wired and will be paid to the Custodian to cover the administrative expenses of processing the redemption.

  Funds will normally be transmitted on the business day on which the redemption becomes effective and credited to the shareholder's Hilliard-Lyons account on the same day. If a shareholder so desires, a check representing the proceeds of such redemption will be available to the shareholder at Hilliard-Lyons after such proceeds have been credited to the shareholder's Hilliard-Lyons account. Alternatively, and normally no later than the next business day, Hilliard-Lyons will mail a check representing such proceeds to the shareholder if so instructed.

  The Fund and Hilliard-Lyons reserve the right to reject a telephone request and the Fund, at its option, may limit the frequency or amount of such redemptions. The Fund in its discretion may honor telephonic withdrawal requests in amounts less than $100.

REDEMPTION BY MAIL

  To redeem shares by mail, a shareholder must submit a written redemption request to the Custodian, State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, in proper form, specifying the number of shares to be redeemed and signed by the shareholder(s) in the same way as the account is registered, with signature(s) guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. Notaries Public are not acceptable guarantors. A shareholder should also include any documents required by special situations. Shareholders may request that proceeds from the redemption of shares be wired to their brokerage account at Hilliard-Lyons. Normally, payment will be made by check mailed within one business day after receipt of a redemption request in proper form.

  Redemption requests should not be mailed to the Fund in Louisville or to Hilliard-Lyons as this will result in delay. If a redemption request should be received by the Fund or Hilliard-Lyons, it will be forwarded to the Custodian and will become effective, if in proper form, at the net asset value next determined after receipt by the Custodian.

REDEMPTION BY CHECK

  The Fund will provide shareholders, upon request, with forms of checks drawn on the State Street Bank and Trust Company (the "Bank"). The Bank will establish a checking account for the shareholder. These checks may be made payable to any person in any amount of not more than $5,000,000. When such a check is presented to the Bank for payment, the Bank, as the shareholder's agent, will request the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The shareholder will continue earning daily income dividends until the check is cleared and such shares are redeemed. The shareholder will be subject to all applicable Bank rules and regulations including the right of the Bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. The Fund and the Bank each reserve the right to modify or terminate this service at any time after giving notice to the shareholders. If a shareholder wishes to use this method of redemption this should be indicated on the shareholder's Fund application. Checks should not be used to close a shareholder's account since the amount in the account, including accrued dividends, may not equal the amount of the check. Shareholders will receive their canceled checks for record keeping purposes monthly.

REDEMPTION BY SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders of the Fund. The Withdrawal Plan allows for monthly or quarterly payments to the participating shareholder in amounts not less than $100. Shareholders desiring to utilize the Withdrawal Plan procedure should so indicate on their Fund application.

  Dividend distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends or income. If periodic withdrawals continuously exceed reinvested dividend distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. Shareholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

GENERAL

  The redemption price will be the net asset value per share of the Fund next determined after receipt by the Custodian of a redemption request in proper form or, with respect to redemption by telephone, at the net asset value per share next determined after receipt of a redemption request by Hilliard-Lyons.

  In no event will payment be delayed more than seven days, except payment may be delayed (generally not in excess of 15 days) if the check in payment of all or a portion of the shares being redeemed has not cleared at the time the redemption request is received. The Fund may suspend the right of redemption or delay payment more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend or holiday closings), when trading in the markets customarily utilized by the Fund is restricted or when an emergency exists so that disposal of investments or determination of net asset value is not reasonably practicable, or for such other period as the Securities and Exchange Commission by order may permit for protection of shareholders.

  Although the Fund will attempt to maintain a consistent share price of $1.00, it is possible that the value of the shares upon redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption. See "Net Asset Value" and "Daily Income Dividends".

  The Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than l,000 shares. Before authorizing such redemption, the Board of Directors must determine that it is in the Fund's economic best interests, or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior notice will be given before such redemption, during which time shareholders may bring their accounts up to the minimum set by the Board of Directors to avoid redemption.

  If a shareholder has any questions concerning the procedures for redeeming shares the shareholder should call Hilliard-Lyons or contact a Hilliard-Lyons investment broker prior to submitting a redemption request.

                                NET ASSET VALUE

  The net asset value per share of the Fund for purposes of pricing orders for both the purchase and redemption of Fund shares is determined once daily on each day except Saturdays, Sundays and certain legal holidays. The Fund will also determine its net asset value on any day on which there is sufficient trading in its portfolio securities that the net asset value might be materially affected, but only if on such day the Fund is required to sell or redeem shares. Net asset value is determined as of 12:00 noon Boston time for the purpose of pricing orders received prior to that time. Net asset value per share is calculated by adding the value of all securities in the portfolio and other assets, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to Hilliard-Lyons, are accrued daily.

  Portfolio securities are valued using the amortized cost method.

  Since realized and unrealized changes in the value of the Fund's portfolio securities are ordinarily reflected in dividends rather than net asset value per share, such net asset value per share will ordinarily be maintained at $1.00. See "Daily Income Dividends".

                             DAILY INCOME DIVIDENDS

  The net income of the Fund is determined as of 12:00 noon Boston time on each day on which the net asset value is determined and is declared as a dividend payable to holders of record immediately prior to the time of determination of net asset value on such day. Dividends declared since the preceding dividend payment date are distributed monthly. Monthly dividend distributions may be reinvested in additional shares or paid in cash, as the shareholder requests, and are payable to shareholders as of the fifteenth day of each month if the fifteenth is a day on which the net asset value is determined, or, if not, as of the preceding day on which the net asset value is determined. A monthly statement summarizing account activity will be mailed to each shareholder who has elected to receive dividends in additional shares of the Fund. Shareholders who have not elected to invest their dividends in shares of the Fund will receive a check with an attached statement providing information on that dividend and on recent transactions in their account.

  Shares begin earning income at 12:00 noon Boston time on the date the purchase becomes effective. See "How to Purchase Shares". Income earned on weekends, holidays, and other days which are not business days, will be declared as a dividend on the next business day.

  The Fund's net income for dividend purposes includes accrued interest and accretion of original issue and market discount earned and amortization of premium, plus or minus any net realized gain or loss in portfolio securities occurring since the previous dividend declaration, less the estimated expenses of the Fund for such period. Under this dividend policy, the daily dividend declared on Fund shares will fluctuate. By reflecting these capital changes in the dividends paid rather than in the net asset value per share, the net asset value per share will ordinarily remain constant at $1.00 unless the Fund experiences an extraordinarily large expense or loss on portfolio securities. The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to compute net asset value per share of the Fund to an accuracy of 1% (the nearest penny). Therefore, the Fund's net asset value per share would decline to $.99 per share in the event that realized losses, plus expenses, since the prior dividend were to exceed the Fund's income (without regard to such losses or expenses) by an amount of $.005 or more per share. Accordingly, it is possible that a shareholder could purchase shares of the Fund at $1.00 per share and thereafter the value of these shares could decline to $.99 or less and the shareholder could thereby incur a loss on his investment.

                                     TAXES

  The Fund has elected to qualify under the Internal Revenue Code of 1986, as amended ("Code"), as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving it of Federal income tax liability. To qualify for this treatment, it is necessary for the Fund to derive at least 90% of its gross income from dividends, interest and gain from the sale or other disposition of securities and certain other types of passive income; derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; invest in securities within certain limits; and distribute to its shareholders at least 90% of its net income earned in any year.

  Since all net income is being distributed as dividends, it is taxable to shareholders as ordinary income, except for such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares. See "Daily Income Dividends". If the excess described above were to exceed the shareholder's tax basis for his shares, the amount thereof would be treated as gain from the sale or exchange of such shares.

  Dividends paid by the Fund from its net investment income, and distributions of the Fund's net realized short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether they are paid in cash or additional shares. At present, no portion of the dividends paid by the Fund is expected to qualify for the dividends received deduction for corporations. To avoid being subject to a 31% Federal withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

  Information concerning the tax status of dividends and distributions is mailed to shareholders annually.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, respectively.

OTHER TAXES

  The Fund may be subject to state or local tax in certain jurisdictions where the Fund may be deemed to be doing business. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                             MANAGEMENT OF THE FUND

DIRECTORS

  The business and affairs of the Fund are managed under the direction of its Board of Directors.

INVESTMENT ADVISER AND DISTRIBUTOR

  Hilliard-Lyons has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the "Agreement") dated December l, 1980. Under the Agreement, Hilliard-Lyons supervises investment operations of the Fund and the composition of its portfolio and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. The Agreement also requires Hilliard-Lyons to furnish office facilities to the Fund at its own expense and to pay certain other expenses of the Fund.

  Hilliard-Lyons is a registered broker-dealer and a member of the New York, American and Midwest Stock Exchanges, the Chicago Board Options Exchange and the National Association of Securities Dealers, Inc. Hilliard-Lyons maintains an Investment Advisory Department and is registered with the Securities and Exchange Commission as an investment adviser, rendering advice to both individual and institutional clients. Assets under management in this department on November 30, 1995, were over $2,000,000,000.

  For the services Hilliard-Lyons renders and facilities it furnishes, the Fund has agreed to pay Hilliard-Lyons an annual advisory fee. The annual advisory fee paid for the fiscal year ended August 31, 1995 was .47% of the Fund's average daily net assets for that fiscal year.

  Pursuant to the terms of a Distribution Agreement entered into with the Fund, Hilliard-Lyons also serves as the principal underwriter and distributor of the Fund's shares.

  Certain affiliated persons of the Fund are also affiliated persons of Hilliard-Lyons. Mr. Donald F. Kohler, Chairman of the Board of Directors of the Fund, is an Executive Vice President and a Director of Hilliard-Lyons. Mr. Joseph C. Curry, Jr., President and a Director of the Fund, is a Senior Vice President of Hilliard-Lyons. Mr. Gilbert L. Pamplin, Vice President and a Director of the Fund, is Chairman and Chief Executive Officer of Hilliard-Lyons. Ms. Dianna P. Wengler, Vice President and Treasurer of the Fund, is a Vice President of Hilliard-Lyons. Mr. J. Henning Hilliard, a Director of the Fund, is a former Senior Executive and Director of Hilliard-Lyons.

TRANSFER AND DIVIDEND AGENT

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1912, Boston, Massachusetts 02105, is the Fund's transfer agent and dividend disbursing agent.

EXPENSES

  For the fiscal year ended August 31, 1995, the ratio of operating expenses to average net assets of the Fund was .72%.

                        ORGANIZATION AND CAPITALIZATION

  The Fund operates as a diversified open-end management investment company. It was incorporated under the laws of Maryland on June 5, 1980 with an authorized capital consisting of 500,000,000 shares of common stock, $.01 par value per share. All shares have equal non-cumulative voting rights and equal rights with respect to dividends, distributions, redemptions and liquidation. The shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

                                    REPORTS

  The Fund distributes semi-annual and annual reports to its shareholders. An annual report containing audited financial statements is issued after the end of each fiscal year, which ends on August 31. Tax information with regard to a shareholder's account is mailed to each shareholder annually.

                             ADDITIONAL INFORMATION

  This prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

  Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 NO DEALER, INVESTMENT BROKER OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR J. J. B. HILLIARD, W. L. LYONS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

                                J.J.B. HILLIARD,

                                W.L. LYONS, INC.

                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202

MEMBER NEW YORK STOCK EXCHANGE, INC.
MEMBER AMERICAN STOCK EXCHANGE, INC.
MEMBER MIDWEST STOCK EXCHANGE, INC.
MEMBER CHICAGO BOARD OPTIONS EXCHANGE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Hilliard-Lyons Government Fund, Inc.

Mailing address: Post Office Box 32760
Hilliard Lyons Center
Louisville, Kentucky 40232
Phone: (502) 588-8400

Investment Adviser and Distributor

J. J. B. Hilliard, W. L. Lyons, Inc.
Post Office Box 32760
Hilliard Lyons Center
Louisville, Kentucky 40232
Phone: (502) 588-8400

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1912
Boston, Massachusetts 02105

Legal Counsel

Greenebaum Doll & McDonald PLLC
3300 National City Tower
Louisville, Kentucky 40202

Independent Auditors

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                           DATED JANUARY 1, 1996

--------------------------------------------------------------------------------

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 588-8400

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's prospectus dated January 1, 1996 which may be obtained at no cost from J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard-Lyons"), Hilliard Lyons Center, Louisville, Kentucky 40202.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.........................................   3
 Investment Restrictions...................................................   3
 Change in Investment Policies.............................................   4
INDIVIDUAL RETIREMENT ACCOUNTS.............................................   4
NET ASSET VALUE............................................................   6
MANAGEMENT.................................................................   6
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   7
 Investment Adviser and Distributor........................................   7
 Custodian.................................................................  10
 Independent Auditors......................................................  10
PORTFOLIO TRANSACTIONS.....................................................  10
YIELD INFORMATION..........................................................  11
ADDITIONAL INFORMATION.....................................................  12
FINANCIAL STATEMENTS.......................................................  13
REPORT OF INDEPENDENT AUDITORS.............................................  17

                      INVESTMENT OBJECTIVES AND POLICIES

  The following information supplements the discussion under~ "Investment Objectives and Policies" in the Fund's prospectus.

INVESTMENT RESTRICTIONS

  The Fund may not purchase a security if, as a result: (a) more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities; (b) 10% or more of the outstanding securities of any class of any issuer would be held by the Fund (for this purpose, all indebtedness of an issuer is deemed to be of a single class), except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities; (c) 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to repurchase agreements collateralized by such securities, or to certificates of deposit or domestic bankers' acceptances;
(d) more than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors, except investments in obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

  The Fund may not: (1) purchase any common stock or other equity securities, or securities convertible into equity securities; (2) purchase securities with legal or contractual restrictions on resale (except repurchase agreements) or securities which are otherwise not readily marketable; (3) purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; (5) purchase or sell commodities or commodity contracts; (6) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (8) make loans, although it may purchase money market securities and enter into repurchase agreements; (9) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Accordingly, the Fund will not purchase securities while borrowings are outstanding; (10) mortgage, pledge, hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in (9) above, and then such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions; (11) underwrite securities issued by other persons; (12) purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment adviser, each of whom owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (13) invest in companies for the purpose of exercising management or control; or (14) invest in puts, calls, straddles, spreads or any combination thereof.

  All of these investment restrictions, except that described as an operating policy in (10), are fundamental policies and may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. Operating policies are subject to change by the Board of Directors without shareholder approval. However, the operating policy of investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities, which securities (except those covered by repurchase agreements) will mature in six months or less, may be changed by the Board of Directors only if 30 days written notice is forwarded to shareholders. Likewise, such notice must be given if the Fund is to change its policy of investing not more than 10% of its total assets in repurchase agreements maturing in more than seven business days.

CHANGE IN INVESTMENT POLICIES

  Should the yield differential between the securities in which the Fund invests and other high quality, short-term investments widen to in excess of 1 3/4%, management may recommend to the Fund's Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities. The Board of Directors may, at its discretion, but only after 30 days written notice to the shareholders, authorize this change in investment policy, provided such investments are not prohibited by the Fund's investment restrictions or by applicable law. If such policy is changed (after 30 days written notice to shareholders) the Fund will only invest in the following: (i) short-term (maturing in one year or less) debt obligations which are payable in dollars, issued or guaranteed by the Federal government, Federal governmental agencies or instrumentalities, or certain banks, savings and loan associations, and corporations; (ii) certificates of deposit issued by domestic banks (but not foreign branches thereof) and savings and loan associations which have total assets in excess of $1 billion; (iii) bankers' acceptances or letters of credit guaranteed by U.S. commercial banks having total assets in excess of $1 billion; (iv) commercial paper which is rated A-2 or higher by Standard & Poor's Corporation ("Standard & Poor's") or rated P-2 or higher by Moody's Investors Service, Inc. ("Moody's") or, if not rated, will be issued by a corporation having an existing debt security rated AA or higher by Standard & Poor's or Aa or higher by Moody's; (v) other debt instruments (including bonds) issued by domestic corporations which either mature within one year or have been called for redemption by the issuer, with such redemption to be effective within one year, and which are rated AA or higher by Standard & Poor's or Aa or higher by Moody's; (vi) obligations issued by other entities, if the obligation is accompanied by a guarantee of principal and interest of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund; and (vii) repurchase agreements collateralized by any of the foregoing types of securities. Although securities underlying the repurchase agreements may have maturities longer than one year, no repurchase agreements will be entered into with a duration of more than seven business days, if as a result more than 10% of the Fund's total assets would be so invested. The Fund has no present plans to change its policy with regard to the types or maturities of the securities in which it invests, and the Fund's prospectus will be supplemented to give further information should the Fund's Board of Directors authorize such a change.

                         INDIVIDUAL RETIREMENT ACCOUNTS

  To enable its shareholders to take advantage of the tax laws governing retirement plans, the Fund has established an Individual Retirement Account Plan ("IRA Plan"). Cash contributions to an IRA made under conditions outlined below are deductible from gross income, and investment earnings accumulate tax-free.

In the case of contributions made for the 1996 tax year, an individual is not permitted to make a deductible IRA contribution if the individual has adjusted gross income that exceeds an applicable dollar amount and if the individual is an active participant (or, in the case of a married individual filing a joint return, either the individual or the individual's spouse is an active participant) in an employer maintained defined benefit retirement plan for any part of the plan year ending with or within the individual's taxable year or, in the case of a defined contribution plan, if an employer contribution or any forfeiture is allocated to the individual's account with respect to the individual's taxable year. The applicable dollar amount is $35,000 in the case of a single individual or $50,000 in the case of a married couple filing a joint return. Active plan participants with adjusted gross income of $25,000 to $35,000 (if single) or $40,000 to $50,000 (if married) may deduct only a portion of an IRA contribution. In addition, no deduction for a contribution is permitted if the contributing individual is age 70 1/2 before the close of the taxable year. The Fund recommends that you consult with your tax adviser or other professional to determine whether or not contributions for 1996 will be deductible. The Fund uses the Individual Retirement Custodian Account Agreement of the Internal Revenue Service (Form 5305-A), in which provisions have been incorporated directing the Custodian, State Street Bank and Trust Company, to invest in shares of the Fund.

  For the purpose of investing in the IRA Plan, the initial minimum investment in Fund shares is $1,000; minimum subsequent investments are $100. Individuals are eligible to contribute to IRAs even if they currently participate in qualified pension plans, although, as indicated above, the contribution may not be deductible. Contribution limits are the lesser of 100% of compensation or $2,000. The maximum contribution is increased to $2,250 for a spousal IRA, which covers a non-working spouse, although no more than $2,000 may be contributed to a single IRA. Amounts contributed above these limits may be subject to a 6% excise tax. Under certain conditions, lump sums and partial distributions of any size received as distributions from other retirement plans m~ay be "rolled over" into the IRA Plan without a penalty.

  Withdrawals from the IRA constitute regular taxable income, but are subject to penalties in addition to the normal tax if they are made before the depositor attains the age of 59 1/2 (unless the withdrawal is made for certain exceptional reasons including, but not limited to, withdrawals after the depositor has become disabled or is deceased) or if minimum distributions are not made after the depositor attains the age of 70 1/2 years.

  State Street Bank and Trust Company, the Plan Trustee and Custodian, charges $5 to open an IRA and $10 as an annual maintenance fee. Fees are also charged for distributions: $10 for lump sums and $2 for each periodic distribution.

  If you want to participate in the Fund's IRA Plan, contact Hilliard-Lyons. You will be sent Form 5305-A and designation of beneficiary forms. You should fill out the Form and send it to the Fund along with one beneficiary form and a check for your initial contribution (including $5 as the fee for opening the account).

  The Fund will review your application and forward it to the Custodian after a required seven day waiting period. You may revoke your investment by mail or by telegram during this period. Subsequent investments ($100 minimum) are sent directly to the Custodian, who will buy full and fractional Fund shares at the net asset value next determined after your check clears and the Custodian receives Federal funds. See "General Purchase Information" in the Fund's Prospectus.

  The Fund recommends that you consult with your tax adviser before investing in the IRA Plan.

                                NET ASSET VALUE

  As stated in the Fund's prospectus, net asset value per share as of a given date is calculated by adding the value of all securities in the portfolio and other assets of the Fund, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to Hilliard-Lyons, are accrued daily.

  Portfolio securities are valued by use of the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses other methods to determine the fair market value of its portfolio securities.

  The relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value is monitored. The Board of Directors will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two. The Board of Directors will take any steps they consider appropriate to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

  In connection with its attempt to maintain its net asset value per share of $1.00, the Fund has received an order of exemption from the Securities and Exchange Commission permitting the Fund to round its net asset value per share to the nearest one cent. In connection with the order of exemption, the Fund has agreed: (i) that its Board of Directors will undertake to assure, to the extent reasonably practicable, taking into account current market conditions affecting its investment objectives, that the Fund's price per share, rounded to the nearest one cent, will not deviate from $1.00; (ii) that it will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share and not, in any event, in excess of 90 days; and (iii) that its purchases of portfolio securities will be limited to those United States dollar denominated instruments which its Board of Directors determines present minimal credit risks and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by its Board of Directors.

                                   MANAGEMENT

  Directors and officers of the Fund, together with information as to their principal occupations during the past five years and affiliations, if any, with Hilliard-Lyons, are set forth below.

                            POSITION(S) HELD       PRINCIPAL OCCUPATION(S)
    NAME AND ADDRESS         WITH THE FUND           DURING PAST 5 YEARS
    ----------------        ----------------       -----------------------
Donald F. Kohler*....... Chairman of the Board  Executive Vice President and
 Hilliard Lyons Center                           Director, J. J. B.
 Louisville, Kentucky                            Hilliard,
 40202                                           W. L. Lyons, Inc.
Joseph C. Curry, Jr.*... President and Director Senior Vice President, J. J.
 Hilliard Lyons Center                           B. Hilliard, W. L. Lyons,
 Louisville, Kentucky                            Inc.
 40202

                               POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
    NAME AND ADDRESS            WITH THE FUND              DURING PAST 5 YEARS
    ----------------           ----------------          -----------------------
Gilbert L. Pamplin*..... Vice President and Director  Chairman and Chief Executive
 Hilliard Lyons Center                                 Officer, J. J. B. Hilliard,
 Louisville, Kentucky                                  W. L. Lyons, Inc.
 40202
J. Henning Hilliard*.... Director                     Retired, former Senior
 Hilliard Lyons Center                                 Executive and Director, J.
 Louisville, Kentucky                                  J. B. Hilliard, W. L.
 40202                                                 Lyons, Inc.
Dillman A. Rash+........ Director                     Investment consultant, Major
 Hilliard Lyons Center                                 General (Retired), U.S.
 Louisville, Kentucky                                  Army
 40202
J. Robert Shine+........ Director                     Chairman and Certified
 222 East Market Street                                Public Accountant, Monroe
 New Albany, Indiana                                   Shine & Co., Inc.
 47150
Samuel G. Miller+ ...... Director                     Retired, former Chairman of
 402 Wynfield Close                                    Vineyard Village
 Court
 Louisville, Kentucky
 40206
Dianna P. Wengler*...... Vice President and Treasurer Vice President, J. J. B.
 Hilliard Lyons Center                                 Hilliard, W. L. Lyons, Inc.
 Louisville, Kentucky
 40202
Michael L. Howard*...... Secretary                    Investment Advisory
 Hilliard Lyons Center                                 Department, J. J. B.
 Louisville, Kentucky                                  Hilliard, W. L. Lyons, Inc.
 40202

-------
*An "interested person", as defined by the Investment Company Act of 1940. +Member of Audit Committee.

  No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with Hilliard-Lyons. The Fund pays each unaffiliated director an annual retainer of $2,000, a fee of $500 for each meeting of the Board of Directors and of the Audit Committee attended and all expenses the directors incur in attending meetings. For the year ended August 31, 1995, unaffiliated directors received, in the aggregate, $13,500 from the Fund, excluding reimbursed expenses.

  The Fund's officers and directors together own approximately 1% of its outstanding shares.

                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND DISTRIBUTOR

  Hilliard-Lyons has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the "Agreement") dated December 1, 1980.

  The Agreement was approved by the Board of Directors, including a majority of the directors who are not interested persons of Hilliard-Lyons, and by the initial shareholder of the Fund, prior to the initial public offering of the Fund's shares. The Agreement was reapproved for one year on September 21, 1995, by the

Board of Directors, including a majority of the directors who are not interested persons of Hilliard-Lyons. The Agreement will continue in effect from year to year, provided that such continuance is approved at least annually
(a) by a majority of the Fund's directors who are not interested persons of Hilliard-Lyons and (b) by either the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940).

  The Agreement may be terminated by Hilliard-Lyons at any time without penalty upon giving the Fund 60 days' written notice and may be terminated by the Fund at any time without penalty upon giving Hilliard-Lyons 60 days' written notice, provided that such termination by the Fund is directed or approved by the vote of a majority of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). The Agreement will automatically terminate in the event of its assignment.

  The Agreement requires Hilliard-Lyons at its own expense to furnish office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. Hilliard-Lyons pays all other expenses incurred by it in connection with managing the assets of the Fund, including, but not limited to, the cost and expense of research, analysis and supervision of the investment portfolio. Hilliard-Lyons pays the expense of determining the daily price of shares of the Fund and the related bookkeeping expenses (other than for such services as are provided by the Fund's Custodian) and one-half of the fees of any trade association of which the Fund may be a member. Hilliard-Lyons paid all costs and expenses incurred in connection with the Fund's organization, the initial registration for offer and sale of the Fund's shares under the Securities Act of 1933 and under applicable state securities laws and the initial registration of the Fund under the Investment Company Act of 1940, including legal, accounting and printing expenses.

  Under the Agreement, the Fund pays all charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property, and of its transfer, shareholder record- keeping, dividend disbursing, and redemption agents. The Fund pays all charges of legal counsel and of independent auditors, other than those described in the preceding paragraph. The Fund is responsible for all interest expense. The expense of notices, proxy solicitation material, reports to its shareholders and of all prospectuses furnished from time to time to existing shareholders or used for regulatory purposes are the Fund's responsibility. The Fund pays for any bond and insurance coverage required by law, all brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities. The Fund pays all taxes and corporate fees payable to Federal, state, or other governmental agencies and all stamp or other transfer taxes. The Fund bears all expenses of complying with Federal, state, and other laws regulating the issue or sale of shares except for those expenses that were attributable to initial Federal and state securities law compliance and those deemed to be sales or promotional expenses. The Fund also bears one-half of the fees of any trade association of which the Fund may be a member and all of the Fund's extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and expenses incurred in connection with the legal obligation of the Fund to indemnify its directors, employees, shareholders and agents with respect to any claims or litigation. In general, the Fund bears all expenses incidental to its operations not assumed by Hilliard-Lyons, with the exception of sales and promotional expenses which are borne by Hilliard-Lyons.

  For the services Hilliard-Lyons renders and facilities it furnishes pursuant to the Agreement, the Fund has agreed to pay Hilliard-Lyons an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of average daily net assets in excess of $300 million. The fee accrues daily and is paid monthly. For the fiscal years ended August 31, 1993, 1994, and 1995 Hilliard-Lyons earned advisory fees, based on the formula described above, totalling $1,127,321, $1,114,328, and $1,228,947, respectively.

  Hilliard-Lyons has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed on an annual basis 1 1/2% of the first $30,000,000 of average daily net assets and 1% of average daily net assets over $30,000,000. Hilliard-Lyons reimburses the Fund for such excess expenses monthly as an offset against any amounts receivable from the Fund. All such reimbursements and offsets are subject to adjustments as of the end of each fiscal year. There were no reimbursements necessary in the fiscal years ended August 31, 1993, 1994, or 1995.

  The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Hilliard-Lyons is not liable for any act or omission in the course of or in connection with its rendering of services thereunder. Hilliard-Lyons has reserved the right to grant its name to other mutual funds and if the Agreement is terminated to withdraw its consent to the continuing use of its name by the Fund.

  Mr. Donald F. Kohler, Chairman of the Board of Directors of the Fund, is an Executive Vice President and a Director of Hilliard-Lyons. Mr. Joseph C. Curry, Jr., President and a Director of the Fund, is a Senior Vice President of Hilliard-Lyons. Mr. Gilbert L. Pamplin, Vice President and a Director of the Fund, is Chairman and Chief Executive Officer of Hilliard-Lyons. Ms. Dianna P. Wengler, Vice-President and Treasurer of the Fund, is a Vice-President of Hilliard-Lyons. Mr. J. Henning Hilliard, a Director of the Fund, is a former Senior Executive and Director of Hilliard-Lyons.

  The senior officers and directors of Hilliard-Lyons other than Messrs. Kohler and Pamplin are: James C. Stone III, Executive Vice President, Treasurer, and Director; James W. Stuckert, Vice Chairman and President; Robert M. Lee, Executive Vice President and Director; Kenneth W. Moore, Senior Vice President, Secretary, and Director; James R. Allen, Executive Vice President and Director; Stephen L. Grossman, Senior Vice President and Director; Samuel C. Harvey, Executive Vice President and Director; Frank James Walker, Senior Vice President and Director; and G. Michael Perros, Senior Vice President and Director.

  The directors and officers of Hilliard-Lyons, including the aforementioned officers of Hilliard-Lyons who are officers and directors of the Fund, may be deemed to control Hilliard-Lyons by reason of their positions with Hilliard-Lyons and their ownership in the aggregate of 100% of Hilliard-Lyons' shares.

  The Fund entered into a Distribution Agreement dated as of December 1, 1980 (the "Distribution Agreement") with Hilliard-Lyons. The terms of the Distribution Agreement were approved on June 11, 1980, and reapproved on September 21, 1995, by vote of the Board of Directors of the Fund, including a majority of the directors of the Fund who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Pursuant to the terms of the Distribution Agreement, Hilliard-Lyons serves as the principal underwriter and distributor of the Fund's shares. There is no fee payable by the Fund pursuant to the Distribution Agreement. The Distribution Agreement provides that Hilliard-Lyons bears the cost of all sales and promotional expenses, including the expenses of printing all sales literature and prospectuses, other than those utilized for regulatory purposes and those furnished from time to time to existing shareholders of the Fund. The continuance of the Distribution Agreement must be approved by a majority of the Fund's Board of Directors including a majority of the directors, who are not "interested persons". The Agreement will terminate automatically if assigned by either party thereto and is terminable at any time by mutual agreement of the Fund and Hilliard-Lyons.

CUSTODIAN

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1912, Boston, Massachusetts 02105, is the Fund's custodian. As such, it is responsible for maintaining books and records with respect to the Fund's portfolio transactions and holds the Fund's portfolio securities and cash pursuant to a Custodian Agreement with the Fund. It also maintains the Fund's accounting and portfolio transaction records and computes the Fund's net asset value, net income and dividends daily. State Street Bank and Trust Company may, for settlement purposes, enter into sub-custodian agreements with other banks.

INDEPENDENT AUDITORS

  Ernst & Young LLP, 400 West Market Street, Louisville, Kentucky 40202, have been selected as independent auditors of the Fund, and such firm also prepares the Fund's Federal and state income tax returns.

                             PORTFOLIO TRANSACTIONS

  Hilliard-Lyons, as investment adviser, places orders for all purchases and sales of portfolio securities. As a consequence of its investment policies and restrictions, the Fund does not generally purchase securities for which a brokerage commission is paid, but purchases securities from dealers at current market prices, or directly from the issuer. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

  Although the Fund does not seek but may nonetheless make profits through short-term trading, Hilliard-Lyons may, on behalf of the Fund, dispose of any portfolio security prior to its maturity if it believes such disposition advisable. The Fund's policy of generally investing in securities with maturities of six months or less results in high portfolio turnover. However, since brokerage commissions are not normally paid by the Fund on investments which the Fund may make, turnover resulting from such investments has not adversely affected the net asset value or net income of the Fund.

  On occasions when the Fund and Hilliard-Lyons deem the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Hilliard-Lyons, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transactions are made by Hilliard-Lyons in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may adversely affect the size of the position or yield obtainable for the Fund.

  Portfolio securities are not purchased from or through or sold to or through Hilliard-Lyons or any affiliated person (as defined in the Investment Company Act of 1940) of Hilliard-Lyons when Hilliard-Lyons is acting as principal. Hilliard-Lyons is a frequent dealer in U.S. Treasury and U.S. agency securities. In addition, the Fund does not purchase securities during the existence of any underwriting or selling group related thereto of which Hilliard-Lyons is a member. As a result, substantially all of the Fund's purchases of

Federal agency securities are made in the secondary market. Such limitation, in the opinion of the Fund, does not affect the Fund's ability to pursue its investment objectives. However, under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds with similar investment objectives but not subject to such limitation.

  No affiliated person of the Fund, including Hilliard-Lyons, may serve as a dealer in connection with transactions with the Fund. However, affiliated persons of the Fund may serve as its broker in any transactions conducted on an agency basis.

  The Adviser's overriding objective in placing orders for the purchase and sale of the Fund's portfolio securities with a particular bank, dealer or broker is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction and other costs, is normally an important factor in this decision, but a number of other judgmental considerations also enter into the decision. These considerations include, but are not limited to: (1) trading and operational capability; (2) financial condition and stability; and (3) reliability and integrity. Accordingly, the Fund may not necessarily be paying the lowest spread or commission available. When more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, Hilliard-Lyons may select a broker or dealer primarily on the basis of its ability to furnish research, statistical or similar services to Hilliard-Lyons. Since such information and services will be only supplementary to Hilliard-Lyons' own research efforts, the receipt of research information is not expected to significantly reduce Hilliard-Lyons' expenses. Research information furnished by brokers or dealers may be useful to Hilliard-Lyons in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research information obtained by Hilliard-Lyons from the placement of portfolio transactions of other clients.

                               YIELD INFORMATION

  The Fund's yield is its current net investment income expressed in annualized terms. Yield is computed by dividing the Fund's average per share net investment income for a current period (for example, seven calendar days) by the Fund's average per share net asset value for the same period and annualizing the result on a 365-day basis. The Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Any given yield quotation should not be considered as representative of what the Fund's yield may be for any specified period in the future. Because the yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolios, the method used by each fund to compute the yield (which may differ) and whether there are any special account charges which may reduce the effective yield.

  The following is an example of the yield calculation. The yield shown represents the average annualized net investment income per share for the seven days ended August 31, 1995.

      Total dividends per share from net investment income (seven days ended August 31, 1995)................................... $ .00097
      Annualized (365 day basis)..................................... $ .05059
      Average net asset value per share.............................. $1.00
      Annualized net yield per share for seven calendar days ended
       August 31, 1995...............................................  5.06%

                             ADDITIONAL INFORMATION

  The prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

  Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1995

  PRINCIPAL                                 PURCHASE MATURITY
   AMOUNT                                    YIELD     DATE      VALUE
 -----------                                -------- -------- ------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS
             -- 100.1%
 $ 9,000,000 Federal Farm Credit Bank        5.899%  09/01/95 $  9,000,000
   4,985,000 Federal Home Loan Bank          5.750   09/01/95    4,985,000
   9,900,000 Federal Farm Credit Bank        5.786   09/05/95    9,893,741
             Student Loan Marketing
  10,000,000 Association
             Floating Rate Notes 10/12/95    5.580   09/06/95   10,000,000
             Student Loan Marketing
  10,000,000 Association
             Floating Rate Notes 11/09/95    5.650   09/06/95   10,000,000
  11,000,000 Federal Farm Credit Bank        5.743   09/06/95   10,991,383
  10,000,000 Federal Home Loan Bank          5.879   09/07/95    9,990,433
  12,000,000 Federal Farm Credit Bank        5.937   09/11/95   11,980,767
   9,000,000 Federal Farm Credit Bank        5.748   09/13/95    8,983,080
  13,000,000 Federal Home Loan Bank          5.730   09/14/95   12,973,711
  15,000,000 Federal Farm Credit Bank        5.916   09/15/95   14,966,458
   5,200,000 Federal Farm Credit Bank        5.778   09/19/95    5,185,258
   8,500,000 Federal Home Loan Bank          6.141   09/20/95    8,473,487
  10,000,000 Federal Farm Credit Bank        5.748   09/21/95    9,968,722
   5,000,000 Federal Farm Credit Bank        5.754   09/22/95    4,983,521
  10,000,000 Federal Home Loan Bank          5.875   09/28/95    9,957,175
   5,000,000 Federal Farm Credit Bank        5.770   10/02/95    4,975,674
   8,500,000 Federal Home Loan Bank          5.746   10/04/95    8,456,133
   7,000,000 Federal Home Loan Bank          6.044   10/06/95    6,960,324
  10,000,000 Federal Farm Credit Bank        5.721   10/06/95    9,945,653
   5,120,000 Federal Home Loan Bank          5.778   10/10/95    5,088,661
   8,500,000 Federal Home Loan Bank          5.708   10/13/95    8,444,566
   5,250,000 Federal Farm Credit Bank        5.784   10/16/95    5,212,922
   6,000,000 Federal Home Loan Bank          5.741   10/17/95    5,957,067
  10,000,000 Federal Home Loan Bank          5.722   10/19/95    9,925,333
  10,525,000 Federal Home Loan Bank          5.721   10/24/95   10,438,382
  20,000,000 Federal Home Loan Bank          5.728   11/03/95   19,805,050
  11,000,000 Federal Home Loan Bank          5.721   11/27/95   10,852,728
   9,000,000 Federal Home Loan Bank          5.706   11/27/95    8,879,288
   5,220,000 Federal Farm Credit Bank        5.763   12/20/95    5,131,796
  10,000,000 Federal Farm Credit Bank        5.668   01/03/96    9,812,278
  10,000,000 Federal Farm Credit Bank        5.630   01/04/96    9,812,153
   5,345,000 Federal Farm Credit Bank        5.672   01/04/96    5,243,853
   5,000,000 Federal Home Loan Bank          5.687   01/05/96    4,903,750
  16,000,000 Federal Farm Credit Bank        5.746   01/08/96   15,682,947
  10,000,000 Federal Farm Credit Bank        5.659   01/10/96    9,802,408
   8,500,000 Federal Home Loan Bank          5.785   01/22/96    8,311,935
                                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS
             (amortized cost --
             $335,975,637)                                     335,975,637
                                                              ------------
              TOTAL INVESTMENTS (100.1%) (cost --
             $335,975,637*)                                   $335,975,637
                                                              ============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

                              AUGUST 31, 1995

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value (amortized cost--$335,975,637)............................................  $335,975,637
                                                                    ------------
   Total Investments..............................................   335,975,637
 Cash.............................................................       270,996
 Interest receivable..............................................       403,776
 Prepaid expenses.................................................         2,080
                                                                    ------------
   TOTAL ASSETS...................................................   336,652,489
LIABILITIES
 Dividends payable................................................       743,961
 Due to J. J. B. Hilliard, W. L. Lyons, Inc.--Note B..............       124,150
 Miscellaneous accrued expenses...................................         7,901
                                                                    ------------
   TOTAL LIABILITIES..............................................       876,012
                                                                    ------------
NET ASSETS (equivalent to $1.00 per share; 500,000,000 shares authorized and 335,776,477 shares issued and outstanding)--Note
 C................................................................  $335,776,477
                                                                    ============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS

                        YEAR ENDED AUGUST 31, 1995

INVESTMENT INCOME
 Interest income .................................................  $ 14,935,118
EXPENSES
 Investment Advisory fee--Note B..................................     1,228,947
 Transfer agent fees..............................................       462,767
 Custodian fees...................................................        74,350
 Insurance expense................................................        36,916
 Legal and Audit fees.............................................        33,515
 Printing and other expenses......................................        23,413
 Directors' fees..................................................        13,032
 Filing fees......................................................        12,590
                                                                    ------------
  Total expenses..................................................     1,885,530
                                                                    ------------
  Net investment income...........................................    13,049,588
                                                                    ------------
  Net increase in net assets resulting from operations............  $ 13,049,588
                                                                    ============

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED AUGUST 31,
                                                       1995           1994
INCREASE (DECREASE) IN NET ASSETS:                 -------------  -------------
FROM OPERATIONS
 Net investment income............................  $ 13,049,588   $  6,454,429
                                                   -------------  -------------
  Net increase in net assets resulting from
   operations.....................................    13,049,588      6,454,429
 Dividends to shareholders ($.049286 and $.028146
  per share, respectively)........................ (  13,049,588) (   6,454,429)
                                                   -------------  -------------
 Undistributed net investment income..............             0              0
                                                   -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C..................................   125,124,834  (  10,398,614)
NET ASSETS
 Beginning of year................................   210,651,643    221,050,257
                                                   -------------  -------------
 End of year......................................  $335,776,477   $210,651,643
                                                   =============  =============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund employs the amortized cost method of security val-uation for U.S. Government securities which, in the opinion of the Board of Di-rectors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.
The Fund values repurchase agreements at cost and accrues interest into inter-est receivable. Normally, repurchase agreements are not subject to trading. Re-purchase agreements are fully collateralized by U.S. Treasury and U.S. Govern-ment Agency obligations valued at bid prices plus accrued interest. U.S. Trea-sury and U.S. Government Agency obligations pledged as collateral for repur-chase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceed-ings.

FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of fed-eral income tax liability.

DIVIDENDS TO SHAREHOLDERS: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.
The Fund's net investment income for dividend purposes includes accrued inter-est and accretion of original issue and market discounts earned and amortiza-tion of premiums, plus or minus any net realized gain or loss on portfolio se-curities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.
The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Advis-er"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

NOTE B--INVESTMENT ADVISORY AGREEMENT

On September 22, 1994, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the pur-chase and sale of securities in accordance with the Fund's investment objec-tives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser ren-ders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid month-ly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reim-bursement required for the year ended August 31, 1995.
No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $2,000, a fee of $500 for each Board of Directors or commit-tee meeting attended, and all expenses the Directors incur in attending meet-ings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 1995, there were 500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $335,776,477. Transactions in Fund shares at $1.00 per share were as follows:

                                YEAR ENDED AUGUST 31,
                                  1995           1994
                             --------------  ------------
Shares sold                   1,027,556,685   781,158,606
Shares issued to
 shareholders
 in reinvestment of
 dividends                       12,403,090     6,157,826
                             --------------  ------------
                              1,039,959,775   787,316,432
Less shares
 repurchased                 (  914,834,941) (797,715,046)
                             --------------  ------------
 Net increase (decrease) in
  capital shares                125,124,834  ( 10,398,614)
                             ==============  ============

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of Hilliard-Lyons Government Fund, Inc., including the schedule of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (see page four of the prospectus) for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard-Lyons Government Fund, Inc. at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                                                            LOGO
Louisville, Kentucky

September 15, 1995

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENT AND EXHIBITS

  (A) FINANCIAL STATEMENTS:

     (1) Financial Highlights (PART A, p.4)

     (2) Schedule of Investments at August 31, 1995 (PART B, p. 13)

     (3) Statement of Assets and Liabilities at August 31, 1995 (PART B, p.14)

     (4) Statement of Operations for Year ended August 31, 1995 (PART B, p.
         14)

     (5) Statement of Changes in Net Assets for Years ended August 31, 1994 and 1995 (PART B, p. 15)

     (6) Report of Ernst & Young LLP, Independent Auditors (PART B, p. 17)

  (B) EXHIBITS

     (1) Restated Articles of Incorporation of Registrant. (Incorporated by reference to Exhibit 1, Post-Effective Amendment No. 3.)

     (2) Amended By-Laws of Registrant. (Incorporated by reference to
         Exhibit 2, Post-Effective Amendment No. 11.)

     (3) Not applicable.

     (4) Form of Common Stock Certificate. (Incorporated by reference to
         Exhibit 4, Pre-Effective Amendment No. 1.)

     (5) Form of Investment Advisory Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc. (Incorporated by reference to
         Exhibit 5, Pre-Effective Amendment No. 1.)

     (6) Form of Distribution Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc. (Incorporated by reference to Exhibit 6, Pre-Effective Amendment No. 1.)

     (7) Not applicable.

     (8) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 8, to original N-1 filing.)

     (9) Form of Transfer Agent's Agreement between Registrant and State Street Bank and Trust Company. (Incorporated by reference to
         Exhibit 9, to original N-1 filing.)

    (10) Opinion and Consent of Greenebaum Doll & McDonald PLLC.

    (11) Consent of Ernst & Young LLP, independent auditors.

    (12) Not applicable.

    (13) Form of Letter from contributor of initial capital to the Registrant that purchase was made for investment purposes without any present intention of redeeming or selling. (Incorporated by reference to Exhibit 13, Pre-Effective Amendment No. 1.)

    (14) Individual Retirement Custodial Account Agreement of the Internal Revenue Service, Form 5305-A; Application Information; and Designation of Beneficiary Form. (Incorporated by reference to Exhibit 14, Post-Effective Amendment No. 3.)

    (15) Not applicable.

    (16) Not applicable.

    (17) Financial Data Schedule.

    (18) Not applicable.

    (19) 485(b) Certification from Greenebaum Doll & McDonald PLLC.

    (20) Powers of Attorney executed by J. Henning Hilliard, Gilbert L. Pamplin, Owsley Brown, II, and Dillman A. Rash. (Incorporated by reference to Exhibit 15 to original N-1 filing.)

    (21) Powers of Attorney executed by Samuel G. Miller and Joseph C. Curry, Jr. (Incorporated by reference to Exhibit 17, Post-Effective Amendment No. 9.)

    (22) Power of Attorney executed by J. Robert Shine. (Incorporated by reference to Exhibit 18, Post-Effective Amendment No. 11.)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  The number of record holders of each class of the Registrant's securities as of November 30, 1995, was as follows:

                                                                  NUMBER OF
             TITLE OF CLASS                                     RECORD HOLDERS
             --------------                                     --------------
      Common Stock, $.01 par value                                  28,858

ITEM 27. INDEMNIFICATION

  See Restated Articles of Incorporation, Article Eleventh, Exhibit (1).

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  J.J.B. Hilliard, W.L. Lyons, Inc., the Investment Adviser of the Registrant ("Hilliard-Lyons"), is an investment banking and securities brokerage firm headquartered in Louisville, Kentucky. Hilliard-Lyons is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc., the New York Stock Exchange, the American Stock Exchange, the AMEX Commodities Exchange, the Midwest Stock Exchange, the Chicago Board Options Exchange and the New York Futures Exchange. It has 73 offices and more than 550 registered representatives doing business in 49 states. Hilliard-Lyons maintains an investment advisory department and is registered under the Investment Advisers Act of 1940. Hilliard-Lyons is the distributor of the Fund's shares. For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and officers of Hilliard-Lyons, reference is made to Part I, Schedule D and Part II, Item 6, Schedule F of Form ADV (revised September 25, 1995) filed on or about September 25, 1995 for Hilliard-Lyons.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) J.J.B. Hilliard, W.L. Lyons, Inc. is Registrant's principal underwriter. J.J.B. Hilliard, W.L. Lyons, Inc. currently serves as investment adviser and principal underwriter of Hilliard Lyons Growth Fund, Inc., an open-end mutual fund.

  (b) Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons, Inc., the Registrant's principal underwriter:

                                           POSITION WITH
           NAME AND PRINCIPAL               UNDERWRITER          POSITION WITH
            BUSINESS ADDRESS               (DISTRIBUTOR)          REGISTRANT
           ------------------              -------------         -------------
   Donald F. Kohler.................. Executive Vice President Chairman of the
                                      and Director             Board
   Hilliard Lyons Center
   Louisville, KY 40202
   Gilbert L. Pamplin................ Chairman and Chief       Director and Vice
                                      Executive Officer        President
   Hilliard Lyons Center
   Louisville, KY 40202
   Kenneth W. Moore.................. Secretary, Senior Vice   None
                                      President and Director
   Hilliard Lyons Center
   Louisville, KY 40202

                                                  POSITION WITH        POSITION
              NAME AND PRINCIPAL                   UNDERWRITER           WITH
               BUSINESS ADDRESS                   (DISTRIBUTOR)       REGISTRANT
              ------------------                  -------------       ----------
   William W. Crawford...................... Senior Executive            None
   Hilliard Lyons Center
   Louisville, KY 40202
   James W. Stuckert........................ Vice Chairman               None
   Hilliard Lyons Center                     and President
   Louisville, KY 40202
   Robert M. Lee............................ Executive Vice President    None
                                             and Director
   Hilliard Lyons Center
   Louisville, KY 40202
   James C. Stone, III...................... Executive Vice              None
                                             President, Treasurer and
                                             Director
   Hilliard Lyons Center
   Louisville, KY 40202
   Samuel C. Harvey......................... Executive Vice President    None
   Hilliard Lyons Center                     and Director
   Louisville, KY 40202
   James R. Allen........................... Executive Vice President    None
   Hilliard Lyons Center                     and Director
   Louisville, KY 40202
   Frank James Walker....................... Senior Vice President       None
   Hilliard Lyons Center                     and Director
   Louisville, KY 40202
   Oscar C. Wright, Jr. .................... Senior Executive            None
   Hilliard Lyons Center
   Louisville, KY 40202
   Thomas B. Kessinger...................... Senior Executive            None
   Hilliard Lyons Center
   Louisville, KY 40202
   Stephen L. Grossman...................... Senior Vice President       None
   Hilliard Lyons Center                     and Director
   Louisville, KY 40202
   G. Michael Perros........................ Senior Vice President       None
                                             and Director
   Hilliard Lyons Center
   Louisville, KY 40202
   James M. Rogers.......................... Executive Vice President    None
   Hilliard Lyons Center
   Louisville, KY 40202

  (c) The principal underwriter does not receive any compensation for the duties or services rendered to the Registrant pursuant to the Distribution Agreement.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, KY 40202.

ITEM 31. MANAGEMENT SERVICES

  Registrant is not a party to any management related service contract not discussed in Parts A or B of this Form.

ITEM 32. UNDERTAKINGS

  Not Applicable.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, HILLIARD-LYONS GOVERNMENT FUND, INC., CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485 (B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON BEHALF OF THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF LOUISVILLE AND THE STATE OF KENTUCKY ON THE 19TH DAY OF DECEMBER, 1995.

                                          HILLIARD-LYONS GOVERNMENT FUND, INC.

                                                   DONALD F. KOHLER
                                          By:__________________________________
                                             Donald F. Kohler, Chairman of the
                                                           Board

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT OF THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN SUCH CAPACITIES AND ON THE DATE INDICATED:

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

          DONALD F. KOHLER
------------------------------------
          Donald F. Kohler           Chairman of the Board
                                      (Principal Executive
                                      Officer)
       JOSEPH C. CURRY, JR.*         President and Director
------------------------------------
        Joseph C. Curry, Jr.
        GILBERT L. PAMPLIN*
------------------------------------
         Gilbert L. Pamplin          Vice President and
                                      Director
                                      (Principal Accounting
                                      and Financial Officer)
        J. HENNING HILLIARD*         Director                      December 19, 1995
------------------------------------
        J. Henning Hilliard
          J. ROBERT SHINE*           Director
------------------------------------
          J. Robert Shine
          DILLMAN A. RASH*           Director
------------------------------------
          Dillman A. Rash
         SAMUEL G. MILLER*           Director
------------------------------------
          Samuel G. Miller

     DONALD F. KOHLER
*By:___________________________
        Donald F. Kohler
        Attorney-in-Fact

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
   NO.                         DESCRIPTION                         PAGE NUMBER
 -------                       -----------                         ------------
  1      Restated Articles of Incorporation of Registrant.
         (Incorporated by reference to Exhibit 1, Post-Effective
         Amendment No. 3.)......................................
  2      Amended By-Laws of Registrant. (Incorporated by
         reference to Exhibit 2, Post-Effective Amendment No.
         11.)...................................................
  3      Not applicable.........................................
  4      Form of Common Stock Certificate. (Incorporated by
         reference to Exhibit 4, Pre-Effective Amendment No.
         1.)....................................................
  5      Form of Investment Advisory Agreement between
         Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.
         (Incorporated by reference to Exhibit 6, Pre-Effective
         Amendment No. 1.)......................................
  6      Form of Distribution Agreement between Registrant and
         J.J.B. Hilliard, W.L. Lyons, Inc. (Incorporated by
         reference to Exhibit 6, Pre-Effective Amendment No.
         1.)....................................................
  7      Not applicable.........................................
  8      Form of Custodian Agreement between Registrant and
         State Street Bank and Trust Company. (Incorporated by
         reference to Exhibit 8 to original N-1 filing.)........
  9      Form of Transfer Agent's Agreement between Registrant
         and State Street Bank and Trust Company. (Incorporated
         by reference to Exhibit 9 to original N-1 filing.).....
 10      Opinion and Consent of Greenebaum Doll & McDonald
         PLLC...................................................
 11      Consent of Ernst & Young LLP, independent auditors.....
 12      Not applicable.........................................
 13      Form of Letter from contributor of initial capital to
         the Registrant that purchase was made for investment
         purposes without any present intention of redeeming or
         selling. (Incorporated by reference to Exhibit 13, Pre-
         Effective Amendment No. 1.)............................
 14      Individual Retirement Custodial Account Agreement of
         the Internal Revenue Service, Form 5305-A; Application
         Information; and Designation of Beneficiary Form.
         (Incorporated by reference to Exhibit 14, Post-
         Effective Amendment No. 3.)............................
 15      Not applicable.........................................
 16      Not applicable.........................................
 17      Financial Data Schedule................................
 18      Not applicable.........................................
 19      485(b) Certification from Greenebaum Doll & McDonald
         PLLC...................................................
 20      Powers of Attorney executed by J. Henning Hilliard,
         Gilbert L. Pamplin, Owsley Brown, II, and Dillman A.
         Rash. (Incorporated by reference to Exhibit 15 to
         original N-1 filing.)..................................
 21      Powers of Attorney executed by Samuel G. Miller and
         Joseph C. Curry, Jr. (Incorporated by reference to
         Exhibit 17, Post-Effective Amendment No. 9.)...........
 22      Power of Attorney executed by J. Robert Shine.
         (Incorporated by reference to Exhibit 18, Post-
         Effective Amendment No. 11.)...........................